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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): February 14, 2002
                                                         -----------------

                                   Curis, Inc.
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
              ----------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

             000-30347                                 04-3505116
---------------------------------------   --------------------------------------
       (Commission File Number)              (I.R.S. Employer Identification
                                                          No.)


61 Moulton Street
Cambridge, Massachusetts                                 02138
---------------------------------------   --------------------------------------
(Address of Principal Executive                         (Zip Code
Offices)

                                 (617) 503-6500
              (Registrant's Telephone Number, Including Area Code)
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                                 Not Applicable
--------------------------------------------------------------------------------
         (Former Name and Former Address, if Changed Since Last Report)

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ITEM 5. OTHER EVENTS.

     On February 14, 2002, Curis, Inc. (the "Company") announced plans for corporate structuring. A copy of the Company's press release regarding this announcement is set forth in Exhibit 99.1 attached hereto and incorporated by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.
          -----------------------------------------

     Not applicable.

     (b)  Pro Forma Financial Information.
          -------------------------------

     Not applicable.

     (c)  Exhibits.
          --------

       Exhibit                             Description
       -------                             -----------

         99.1 Press release of Curis, Inc. issued February 14, 2002 announcing a change in the Company's corporate structure.

                                        2

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 19, 2002                                     CURIS, INC.
                                                  ------------------------------
                                                           (Registrant)

                                                  By: /s/ George A. Eldridge
                                                      ----------------------
                                                      George A. Eldridge
                                                      Vice President, Chief
                                                      Financial Officer,
                                                      Secretary and Treasurer

                                       3

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                                  EXHIBIT INDEX

Exhibit          Description
-------          -----------

  99.1           Press release of Curis, Inc. issued February 14, 2002